KENDLE INTERNATIONAL INC.

UNRESTRICTED STOCK AWARD AGREEMENT(1)

    1.        The Company, pursuant to the Kendle International Inc. 1997 Stock Option and Stock Incentive Plan (the “Plan”), hereby grants to the following Participant an Unrestricted Stock Award on the terms set forth herein:

Participant:_______________________

No. of Shares:_____________________

Date of Grant:_____________________

    2.        The Shares issued to the Participant pursuant to this Award Agreement shall be fully vested and distributed to Participant on the Date of Grant.

    3.        The certificate(s) representing the Shares will contain a legend prohibiting the transfer thereof except in accordance applicable federal securities laws.

    4.        The Shares subject to this Award Agreement shall have the same dividend and voting rights as the Company’s common stock.

    5.        This Unrestricted Stock Award cannot be changed, modified, amended, discharged, terminated or waived orally or by any course of dealing, but rather only pursuant to an agreement in writing signed by Participant or his legal representative and Kendle International Inc.

    6.        The Shares granted hereunder are subject to the terms and conditions of the Plan.

    7.        This Unrestricted Stock Award does not create any right on the part of an employee to continue in the employ or service of Kendle International Inc. or any affiliates thereof.

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(1)	Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Kendle International Inc. 1997 Stock Option and Stock Incentive Plan.

        IN WITNESS WHEREOF, the Company has executed this Agreement on this ____ day of ______________, 2006.

KENDLE INTERNATIONAL INC. BY: —————————————— Name: Title:

        I hereby accept the above Unrestricted Stock Award in accordance with and subject to the terms and conditions hereof.

Date Accepted: ——————————————, 2006	PARTICIPANT ——————————————